--------------------------------------------------------------------------------



                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                            -------------------

                                 FORM 8-K

                              CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                            -------------------

       Date of Report (Date of earliest event reported): January 15, 1999


                 Advanta Automobile Receivables Trust 1997-1
          --------------------------------------------------------
           (Exact name of registrant as specified in its charter)


                                                             Application
            Delaware                    333-19733              Pending
  -----------------------------        ------------       -------------------
  (State or Other Jurisdiction         (Commission         (I.R.S. Employer
        of Incorporation               File Number)       Identification No.)


c/o Advanta Auto Finance Corporation
500 Office Center Drive, Suite 400
Fort Washington, Pennsylvania 19034                                  19034
------------------------------------                             ------------
     (Address of Principal                                        (Zip Code)
       Executive Offices)


             Registrant's telephone number, including area code:
             ---------------------------------------------------
                               (215) 444-4663

                                  No Change
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------

  Item 7. Financal Statements and Exhibits.
  (c)     Exhibits:
          99.1 Monthly Servicing Report for the Collection Period ending December 31, 1998 relating to the Advanta Automobile Receivables Trust 1997-1.

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               ADVANTA AUTOMOBILE RECEIVABLES TRUST 1997-1
                               (Registrant)



                               By: /s/ David Plante
                                 --------------------------
                               Name: David Plante
                               Title: President


Dated: January 15, 1999

                            EXHIBIT INDEX

Exhibit No.        Description                        Page No.
----------         -----------                        --------

99.1               Monthly Servicing Report              5


                                  4